SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2007


                            WORLDWATER & POWER CORP.
                            ------------------------

               (Exact Name of Registrant as specified in charter)


         Delaware                      0-16936               33-0123045
     ----------------               ------------         ----------------
   (State or other jurisdic-        (Commission           (IRS Employer
    tion of incorporation)           File Number)       Identification No.)


      Pennington Business Park, 55 Rt. 31 South, Pennington, NJ      08534
    --------------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 609-818-0700


                                 [GRAPHIC OMITED]


         (Former name or former address, if changed since last report.)


                                 [GRAPHIC OMITED]

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

     On May 9, 2007, WorldWater & Power Corp. ("WorldWater") completed a private placement of ten million nine hundred thousand (10,900,000) shares of its common stock, par value $0.001 (the "Common Stock"), at a purchase price of $0.50 per share for an aggregate purchase price of $5,450,000. Subscribers to the private placement also received warrants to purchase an aggregate of two million seven hundred twenty five thousand (2,725,000) shares of Common Stock. The warrants have an exercise price of $0.50, and are exercisable at the sole right and discretion of the subscriber at any time and from time to time during the five year period after subscription to the private placement. The form of warrant is attached as Exhibit 4.1 to this report and is incorporated herein by reference. Funds received in the private placement will be used by WorldWater for general working capital purposes.

The transactions described above did not involve a public offering and we have relied on the exemption from registration provided by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.


ITEM 8.01   OTHER EVENTS

     On May 10, 2007, we issued a press release announcing the results of the fiscal quarter ended March 31, 2007. The press release is furnished as Exhibit
99.1  to  this  report  and  is  incorporated  herein  by  reference.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.


Exhibit
Number     Description
------     -----------
 4.1     Form of Warrant to Purchase Common Stock of  WorldWater and Power Corp.

99.1     Press Release, dated May 10, 2007, issued by WorldWater and Power Corp.


                                [GRAPHIC OMITED]


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER & POWER CORP.


By: /s/ Larry Crawford
-----------------------------------------------
Larry Crawford
Chief Financial Officer

Date: May 10, 2007

                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------
 4.1     Form of Warrant to Purchase Common Stock of  WorldWater and Power Corp.

99.1     Press Release, dated May 10, 2007, issued by WorldWater and Power Corp.

                                                                     EXHIBIT 4.1



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


Date:  _____________,  2007                              Certificate  #  _______


                            WORLDWATER & POWER CORP.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, _____________________or its registered assigns, is entitled to purchase from WORLDWATER & POWER CORP., a Delaware corporation (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), ____________________________fully paid and nonassessable shares of the Company's common stock, (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $0.50 (the "Warrant"). The number of shares of Common
                         ----
Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

This  Warrant  is  subject  to  the  following terms, provisions and conditions:

     1.     (a)  Manner  of  Exercise; Issuance of Certificates.  Subject to the
                 -----------------------------------------------
provisions  hereof,  including, without limitation, the limitations contained in
Section 7 hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. New Jersey time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefore do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (b)  Payment of Exercise Price.  The holder shall pay the Exercise Price in
          -------------------------
immediately  available  funds.

     2.     Period  of  Exercise.  This  Warrant may be exercised at any time or
            --------------------
from time to time (an "Exercise Date") during the five year period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., placeStateNew Jersey time, ______________, 2012.

3.     Certain  Agreements  of  the  Company.  The  Company hereby covenants and
       -------------------------------------
agrees  as  follows:

     (a)     Shares to be Fully Paid.  All Warrant Shares will, upon issuance in
             -----------------------
accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

(b)     Reservation of Shares.  During the Exercise Period, the Company shall at
        ---------------------
all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a suf-ficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7 hereof).

(c)     Listing.  The  Company  has  secured the listing of the shares of Common
        -------
Stock issuable upon exercise of or otherwise pursuant to this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of or otherwise pursuant to this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of or otherwise pursuant to this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(d)     Certain  Actions  Prohibited.  The Company will not, by amendment of its
        ----------------------------
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, mer-ger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, without consent of the holder, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally authorize and issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, not subject to preemptive rights.

(e)     Successors  and  Assigns.  This Warrant shall be binding upon any entity
        ------------------------
succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

(f)     Blue  Sky Laws.  The Company shall, on or before the date of issuance of
        --------------
any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

     4.     Antidilution  Provisions.  During  the Exercise Period, the Exercise
            ------------------------
Price and the number of Warrant Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as provided in this
Section  4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

     (a)     Subdivision or Combination of Common Stock.  If the Company, at any
             ------------------------------------------
time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(b)     Adjustment  in  Number  of Shares.  Upon each adjustment of the Exercise
        ---------------------------------
Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise Price in effect immediately prior to such adjustment, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price.

(c)     Consolidation, Merger or placeCitySale.  In case of any consolidation of
        --------------------------------------
the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance of all or substantially all of its assets unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

(d)     Distribution  of  Assets.  In case the Company shall declare or make any
        ------------------------
distribution of its assets (other than cash) (or rights to acquire its assets (other than cash)) to all holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then, upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, the holder of this Warrant shall be entitled to receive its pro-rata amount of such assets (or such rights) as would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

(e)     Notice  of  Adjustment.  Upon the occurrence of any event which requires
        ----------------------
any adjustment of the Exercise Price then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(f)     Minimum Adjustment of the Exercise Price.  No adjustment of the Exercise
        ----------------------------------------
Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(g)     No  Fractional  Shares.  No  fractional shares of Common Stock are to be
        ----------------------
issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

(h)     Other  Notices.  In  case  at  any  time:
        --------------

     (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;
(ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;
(iii) there shall be any capital reorganiza-tion of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substan-tially all of its assets to, another corporation or entity; or
(iv) there shall be a voluntary or involun-tary dissolution, liquidation or winding-up of the Company;
then,  in  each  such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such divi-dend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, re-classification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company may publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

     (i)     Certain  Events.  If,  at  any time during the Exercise Period, any
             ---------------
event  occurs  of  the  type  contemplated  by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(f) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

     (j)     Certain Definitions.
             -------------------
     (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.
(ii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in
Section 4(c) hereof, the stock or other securities or property provided for in such Section.
     (iii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

     5.     Issue Tax.  The issuance of certificates for Warrant Shares upon the
            ---------
exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6.     No  Rights  or  Liabilities  as  a  Stockholder.  This  Warrant shall not
       -----------------------------------------------
entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7.     Transfer,  Exchange,  Redemption  and  Replacement  of  Warrant.
       ---------------------------------------------------------------

     (a)     Restriction  on  Transfer.  This  Warrant and the rights granted to
             -------------------------
the holder hereof are transferable in whole or in part, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e). Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b)     Warrant  Exchangeable  for  Different  Denominations.  This  Warrant  is
        ----------------------------------------------------
exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c)     Replacement  of  Warrant.  Upon  receipt  of  evidence  reasonably
        ------------------------
satisfactory  to  the  Company of the loss, theft, destruction, or mutilation of
        ---
this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reason-ably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d)     Cancellation;  Payment  of Expenses.  Upon the surrender of this Warrant
        -----------------------------------
in  connection  with any trans-fer, exchange, or replacement as provided in this
Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

(e)     Warrant  Register.  The  Company  shall  maintain,  at  its  principal
        -----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f)     Exercise or Transfer Without Registration.  If, at the time of
                  -----------------------------------------
the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or Blue Sky laws, the Com-pany may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or Blue Sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and sub-stance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided, that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.


     8.     Notices.  Any  notices  required  or permitted to be given under the
            -------
terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

If to: _________________________
         _________________________
         _________________________
         _________________________
         _________________________


If to:    WorldWater & Power Corp.
          Pennington Business Park
          55 Route 31 South
          Pennington, NJ 08534
          Facsimile: (609) 818-0720
          Attention: Quentin T. Kelly, Chairman & CEO


     If to any other holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 8.

     9.     Governing  Law;  Venue.  All  questions concerning the construction,
            ----------------------
validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of StateplaceNew Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

10.     Miscellaneous.
        -------------
     (a) Except as provided in Section 7 hereof, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) The descriptive head-ings of the several Sections of this Warrant are in-serted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant.

(e) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefore on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

     (f) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder hereof to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder hereof or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder hereof or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the holder hereof in connection with the issuance of Warrant Shares. Nothing herein shall limit a right of the holder hereof to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


     WORLDWATER  &  POWER  CORP.


     By:  _________________________
     Name:  Quentin  T.  Kelly
     Title:  Chairman  &  CEO  Officer

                           FORM OF EXERCISE AGREEMENT
         (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

     To:     WorldWater  &  Power  Corp.
             Pennington Business Park
             55  Route  31  South
             Pennington, New  Jersey 08534
             Telecopier:     609-818-0720
             Attn:     Secretary

The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of WORLDWATER & POWER CORP., a corporation organized under the laws of the State of Delaware (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer for the account of the Company or exercises this Warrant pursuant to the "cashless exercise" provisions thereof; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

The undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock. The physical certificates should be in the name of:
_________________________.  This  Tax  Identification  Number  _______________
should  be  provided  to  the  transfer  agent.


The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:


Dated:_________________     ____________________________________
                            Signature  of  Holder
                             ____________________________________


Name  of  Holder  (Print)
Address:
____________________________________
____________________________________

Phone:______________________________
Fax:______________________________
Email:______________________________

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth herein below, to:

Name  of  Assignee               Address                    No  of  Shares
------------------               -------                    --------------

and hereby irrevocably constitutes and appoints
_____________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:  _____________________,  ____


In  the  presence  of
__________________

     Name:  ____________________________

     Signature:  _______________________


Title  of  Signing  Officer  or  Agent  (if  any):
     ________________________
     Address:  ________________________
     ________________________

Note:     The above signature should correspond exactly with the name on the face of the within Warrant.

                                                                    EXHIBIT 99.1

[GRAPHIC OMITED]



                                           FOR RELEASE ON 5/10/07 AT 7:30 AM EDT


                    WORLDWATER & SOLAR TECHNOLOGIES ANNOUNCES
                              FIRST QUARTER RESULTS

                    Company on Track for Record-Setting Year


PENNINGTON,  N.J. - May 10, 2007 - WorldWater & Solar Technologies
Corp. (OTC BB: WWAT.OB), developer and marketer of proprietary high-horsepower solar systems, today announced results for the first quarter ended March 31, 2007. Revenue for the first quarter was $0.9 million, with gross profit of $0.2 million.

"We continue to be very excited about prospects for 2007, even as the first quarter showed declines versus last year on a revenue and bottom line basis due to contract timing," said Quentin T. Kelly, Chairman of WorldWater & Solar Technologies Corp. "Gross margin improved to 21.0% from 6.7% in the first quarter of 2006, but revenue fell as WorldWater put in place a new strategy to pursue larger megawatt and multi-megawatt contracts - which take longer to bid and negotiate, with greater lead times for production and installation. However, as was recently announced, WorldWater won its largest project ever in the quarter - a $16 million, 2 megawatt system for Fresno Yosemite International Airport, which is now in pre-engineering and will result in substantial revenue for the company during the second half of 2007. In addition, we are actively bidding on numerous large projects and hope to announce additional contracts as soon as possible.

"We see sequential improvement in revenue every quarter this year, and the company is maintaining its full-year sales guidance of $30-$35 million - at least doubling our full year production to approximately 5 megawatts. Revenue will be concentrated in the third and fourth quarters, similar to last year, and we remain on track for profitability."

Mr. Kelly continued, "In line with our rapid growth, we recently announced that the company's name had changed - which we view as appropriate given our increasing leadership in providing state-of-the-art adaptive technologies for renewable solar power. We are leveraging our expertise to build and install some of the largest, most advanced solar solutions worldwide. As the need for renewable energy shows no signs of abating, our cost-effective solutions are being very favorably received in the market.

"Lastly, let me just add that while WorldWater is well positioned for strong growth this year, our discussions with ENTECH continue. We will keep our shareholders informed as appropriate going forward. In closing, let me remind everyone that our Annual Meeting is May 24; we look forward to seeing you then."


FINANCIAL  RESULTS
Revenue for the first quarter was $0.9 million, compared with $2.0 million reported in the first quarter of 2006. Gross profit for the quarter was $0.2 million, versus $0.1 million in the prior-year period. The net loss for the first quarter of 2007 was $2.1 million, or $(0.01) per share, compared to a loss of $3.6 million, or $(0.03) per share, in the first quarter of 2006.

ABOUT  WORLDWATER  &  SOLAR  TECHNOLOGIES  CORP:
WorldWater & Solar Technologies Corporation is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Solar Technologies Corp., visit the website at www.worldwater.com.
------------------


FORWARD  LOOKING  STATEMENTS:
Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.
                                       ###

                 WORLDWATER & SOLAR TECHNOLOGIES CONTACT: Jessie Sullivan: (609)
                                                                    818-0700 X20
                                                        JSullivan@worldwater.com
                                                        ------------------------

                                     PRESS CONTACT: Mike Breslin Productions LLC
                                                    Mike Breslin: (201) 652-1287
                                                                   mbrez@aol.com
                                                                   -------------

                    WORLDWATER & POWER CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE QUARTERS ENDED MARCH 31, 2007 AND 2006
                                   (UNAUDITED)


                                                      Quarters Ended:
                                            -----------------------------------
                                            March 31, 2007       March 31, 2006
                                            --------------       --------------
Revenues:
    Contract                                 $    949,277         $   1,898,177
    Grant                                            -                   58,772
                                             --------------       --------------
        Total                                     949,277             1,956,949
                                             --------------       --------------

Cost of Revenues:
    Contract                                      749,886             1,796,235
    Grant                                            -                   29,800
                                             --------------       --------------
        Total                                     749,886             1,826,035
                                             --------------       --------------

Gross Profit (Loss):
    Contract                                      199,391               101,942
    Grant                                            -                   28,972
                                             --------------       --------------
        Total                                     199,391               130,914
                                             --------------       --------------

Operating Expenses:
    Marketing, general and administrative
           expenses                             2,299,622             1,950,564
    Research and development expense               47,478                88,733
                                             --------------       --------------
        Total Expenses                          2,347,100             2,039,297
                                             --------------       --------------
Loss from Operations                           (2,147,709)           (1,908,383)
                                             --------------       --------------

Other (Expense) Income
    Debt sourcing fees and commissions               -                 (158,310)
    Warrant exercise inducement fees                 -                 (991,608)
    Interest expense                              (28,911)             (520,858)
    Interest income                                46,558                 3,561
                                             --------------       --------------
      Total Other (Expense) Income, Net            17,647            (1,667,215)
                                             --------------       --------------
Net Loss                                       (2,130,062)           (3,575,598)


    Accretion of preferred stock dividends        (11,250)                 -

Net Loss Attributable to Common Shareholders  ($2,141,312)          ($3,575,598)
                                             ==============       ==============

Net Loss applicable per Common Share
     (basic and diluted)                       $    (0.01)         $      (0.03)
                                             ==============       ==============

Weighted Average Common Shares Outstanding
     used in Per Share Calculation             151,311,763          120,447,445
                                             --------------       --------------